                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms11                               WEIGHTED AVERAGE PC RATE:    6.76256%
POOL NUMBER:  Group 1 = 1772
____________________________________________________________________________________________

ISSUE DATE:  09/28/2001
CERTIFICATE BALANCE AT ISSUE:    $592,367,185.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     618                         $255,997,428.76
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $228,146.84
Unscheduled Principal Collection/Reversals                            $37,532.22
Liquidations-in-full                                      93      $38,228,309.65
Net principal Distributed                                         $38,493,988.71    ($38,493,988.71)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        525                         $217,503,440.05

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,569,828.25

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $126,448.30

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $39,937,368.66

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms11                               WEIGHTED AVERAGE PC RATE:    6.76256%
POOL NUMBER:  Group 1 = 1772
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $38,493,988.71     $1,443,379.95             $0.00     $1,443,379.95             $0.00    $39,937,368.66

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,923,671.00             $0.00             $0.00             $0.00     $5,923,671.00
Bankruptcy Bond
   Single-Units           $180,038.00             $0.00             $0.00             $0.00       $180,038.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $5,923,671.00             $0.00             $0.00             $0.00     $5,923,671.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   12      $4,446,303.10         1        $337,008.72         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         2        $763,467.91         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
01/25/2003 are as follows:

                Class       Class Principal Balance
                B1                 $9,587,734.96
                B2                 $3,486,450.17
                B3                 $2,614,836.63
                B4                 $1,743,225.09
                B5                   $871,612.54
                B6                 $1,162,149.49
                              __________________
                Total             $19,466,008.88
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2002):

SERIES:  2001-ms11              POOL NUMBER:  Group 1 = 1772

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $217,503,440.05**        $5,546,779.73***        $4,446,303.10***
Number:                         1319                     15                      12
% of Pool:                    100.00%                  2.55%                   2.04%
(Dollars)
% of Pool:                    100.00%                  1.14%                   0.91%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $337,008.72***                $0.00***          $763,467.91***
Number:                           1                       0                       2
% of Pool:                    0.15%                    0.00%                   0.35%
(Dollars)
% of Pool:                    0.08%                    0.00%                   0.15%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2003 scheduled payments and December 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2002.

Trading Factor, calculated as of distribution date : 0.36717672.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2003, and unscheduled prepayments in months prior to January ) can be calculated.